                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

     VAN ECK VIP TRUST - VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 Madison Avenue, New York, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2012

Item 1: Report to Shareholders

SEMI-ANNUAL REPORT

JUNE 30, 2012

(unaudited)

        Van Eck VIP Trust

                 Van Eck VIP Multi-Manager Alternatives Fund

Van Eck VIP Multi-Manager Alternatives Fund

Management Discussion	1

Fund Allocation by Strategy and Sector Weightings	6

Explanation of Expenses	8

Schedule of Investments	9

Statement of Assets and Liabilities	15

Statement of Operations	16

Statement of Changes in Net Assets	17

Financial Highlights	18

Notes to Financial Statements	19

Approval of Sub-Advisory Agreement	24

The information contained in these shareholder letters represent the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings and the Fund’s performance, and the views of the investment team members are as of June 30, 2012 and are subject to change.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

Dear Shareholder:

The Initial Class shares of the Van Eck VIP Multi-Manager Alternatives Fund (the “Fund”) gained 0.61% for the six months ended June 30, 2012, closely tracking its benchmark, the HFRX Global Hedge Fund Index1, which rose 1.22%. The S&P® 500 Index2 gained 9.49% for the same period.

The Fund is a hedge-style mutual fund that can allocate among long/short equity, distressed debt, market neutral, global macro, managed futures and other investment strategies. Our investment committee—which averages more than eight years’ experience in managing a multi-manager, hedge-style mutual fund strategy—manages the Fund with a goal of consistent returns, low beta3 and low volatility. Throughout the semi-annual period, we continued to search for alpha4-generating strategies with repeatable processes that exist within stable business models. The mutual fund structure of the Fund provides portfolio transparency, daily valuation and liquidity unlike many unregistered hedge funds.

With respect to the current economic environment, the developed nations are experiencing a global deleveraging that will take many years to unwind. This process will likely be resolved through tepid growth and haircuts in the form of artificially low interest rates. As the debt crises play out, we are expecting alternating periods of euphoria and fear to dominate the markets, with, unfortunately, more of the latter. As allocators of capital, we continue to navigate the tumultuous market environment by maintaining a diversified strategy mix and tactically adjusting our exposures at the margin. From an asset allocation perspective, our exposures remained mostly constant during the first half of the year. As of the end of the second quarter, our allocations included long/short equity (23%), fixed income (15%), arbitrage (23%), global macro (13%), and event driven (16%). Tactically, we have maintained a defensive posture via our active market hedges.

Fund Review

The Fund’s positive, albeit modest, absolute returns closely tracked the performance of the HFRX Global Hedge Fund Index on a relative basis during the semi-annual period. Importantly, the Fund did so with similar volatility to the HFRX Global Hedge Fund Index and substantially less volatility than the S&P 500 Index. Specifically, the Fund had an annualized standard deviation6 of 3.55% versus 4.29% for HFRX Global Hedge Fund Index and 14.52% for the S&P 500 Index. (Figures are based on monthly data.) The Fund’s beta of just 0.21 to the S&P 500 Index was on par with the HFRX Global Hedge Fund Index’s comparable beta of 0.24. (Figures are based on monthly data.)

As of June 30, 2012, the Fund had assets of approximately 44% allocated to six sub-advisers and the balance was directly invested in a variety of mutual funds, ETFs, a UCITS9 Fund and individual equity securities.

Below is a table of sub-advisers that the Fund invested in as of June 30, 2012:

Sub-Adviser	Investment Strategy	Initial Allocation	1H 2012 Return
Tiburon	Event-Driven	November 2011	+1.08%
Coe	Long/Short Equity	June 2011	+3.11%
Millrace	Long/Short Equity	June 2011	+8.25%
Acorn	Volatility Arbitrage	May 2011	-5.43%
Medley	Long/Short Fixed Income	December 2010	-0.41%
Primary	Long/Short Equity	March 2010	+4.00%

Arbitrage Strategy
The results of the arbitrage strategies were mixed during the semi-annual period. Arbitrage strategies were challenged by the “risk on/risk off” market environment and the impact on spread-based investment disciplines.

AQR Diversified Arbitrage Fund (“AQR Diversified Arbitrage”) (6.2% of Fund net assets†) generated a modestly positive return for the semi-annual period. AQR Diversified Arbitrage typically allocates an equivalent amount of assets to each of the strategy’s core investment disciplines—convertible arbitrage, merger arbitrage and event driven. While none of these sub-strategies were overly attractive during the semi-annual period, the committee found the most value in convertible arbitrage as spreads widened during the second quarter sell-off. The environment for merger arbitrage was lukewarm, as corporations demonstrated their preference for cash accumulation rather than merger and acquisition activity. Interestingly, given the unimpressive global economic growth expectations and excess cash reserves of many large capitalization companies, the backdrop for merger and acquisition activity could drive significant potential in the merger arbitrage area.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

EMERALD 2X (Equity MEan Reversion ALpha InDex) (5.0% of Fund net assets†), a “rules based” volatility arbitrage strategy through a note that was structured by Deutsche Bank, seeks to extract value from the negative serial correlation between daily and weekly volatility. EMERALD generated a negative return for the semi-annual period, as volatility fluctuated virtually throughout.

The worst performing position within the strategy was the volatility arbitrage strategy of sub-adviser Acorn Derivatives Management Corp. (“Acorn”) (5.0% of Fund net assets†). Acorn seeks to exploit pricing inefficiencies in S&P 500 Index options. The protracted, uncorrected rise in the equity market during the first quarter of 2012 presented Acorn’s strategy with its most difficult challenge. The persistence of the advance was extreme and, as noted earlier, resulted in the best first quarter for the S&P 500 Index since 1998. The S&P 500 Index had only one day with a decline in excess of 75 basis points. (A basis point is 1/100th of a percentage point.) Additional monetary easing by both foreign and domestic central banks helped underpin the rally’s unrelenting momentum. During the second calendar quarter, Acorn was able to make up some ground, as the policy influence dissipated and the market reverted back to traditional drivers of volatility. As such, Acorn’s investment process signaled a consolidation and a range-bound market.

Long/Short Equity Strategy
Given the solid positive returns of global equities, the Fund’s long/short equity managers that were positioned net long outperformed the HFRX Equity Hedge Index5 in aggregate during the semi-annual period but trailed the S&P 500 Index.

Sub-Adviser Millrace Asset Group, Inc. (“Millrace”) (7.9% of Fund net assets†) was the best performer within this strategy, with the bulk of its positive return attributable to the first calendar quarter. Millrace utilizes a fundamental, bottom up, long/short equity strategy focused on small/mid-cap U.S. equities. During the first quarter, Millrace had an average net long exposure of 51.5% and benefited from strong stock selection on the long side within the business services, technology and health care industries. During the second quarter, Millrace gave up some of its gains, though long positions in health care and short positions in technology were significant contributors. Long positions in technology, specifically enterprise software, were the biggest detractors. Millrace ended June with a net long exposure of 81%.

Sub-Adviser Primary Funds (“Primary”) (5.5% of Fund net assets†) also generated solid positive returns during the semi-annual period. While Primary does not typically make large directional market calls, the sub-adviser was able to generate strong returns through fundamental stock selection. The largest positive contribution to its semi-annual performance came from positions in the information technology sector. Investments in a data center company, mobile software firm, two nanotechnology tools companies and a semiconductor company each produced substantial returns. Holdings within the industrials and consumer staples sectors also made a positive impact. Contributions from within the industrials sector were spread across several investments in industrial conglomerates, engineering and construction firms and transportation companies. In consumer staples, Primary benefited most from a long position in a pharmacy company. Detracting from Primary’s semi-annual performance most were positions in the health care, telecommunication services and materials sectors. Losses in health care were predominantly from short positions in medical technology and health care services companies. Negative bets on a cellular tower leasing company and a specialty chemicals company hurt as well.

TFS Market Neutral Fund (“TFS”) (7.1% of Fund net assets†) was also able to manage the market environment favorably during the semi-annual period, delivering solid positive returns. TFS relies on a quantitative model with nine factor inputs to extract value across the market capitalization spectrum. Its relatively consistent net exposure and diversified portfolio proved beneficial.

We increased the Fund’s exposure to the long/short fixed income strategy during the semi-annual period. Within the Fund’s fixed income allocation, Loomis Sayles Bond Fund (5.7% of Fund net assets†), under the direction of lead portfolio manager and legendary bond investor Dan Fuss, generated particularly strong positive returns. The Loomis Sayles Bond Fund is a long only actively managed fixed income fund. Sub-Adviser Medley Credit Strategies, LLC (“Medley”) (9.7% of Fund net assets†) also generated positive returns that outpaced the Fund’s benchmark index for the semi-annual period. Medley employs a deep fundamental credit analysis to identify long and short opportunities within relative value, event-driven and distressed investment opportunities. During the first quarter, Medley struggled due to its defensive positioning through security selection that benefits the strategy during market downturns but leaves it vulnerable to upside surprises. However, Medley performed particularly well in April 2012.

The Fund’s long/short event-driven managers both provided strong positive returns. Sub-Adviser Coe Capital Management, LLC (“Coe”) (9.4% of Fund net assets†) is a fundamental long/short manager with a catalyst-driven approach. It employs an active trading strategy that utilizes fundamental research to create what it believes is an informational advantage prior to earnings announcements. During the first quarter, Coe’s short positions detracted, as the market rallied. During the second quarter, when the equity market declined, short positions were profitable, while long positions detracted. The strategy also tends to maintain large cash positions to allocate opportunistically, which benefited its portfolio during the second quarter when the market sold off. For the semi-annual period overall, Coe’s top winners were semiconductor company Mellanox Technologies, clinical software developer Allscripts Healthcare Solutions and medical device company Zoll Medical. Coe’s worst performers during the semi-annual period were computer memory device manufacturer Xyratex, diagnostic equipment company Cepheid and specialty chemicals company Kronos Worldwide.

Sub-Adviser Tiburon Capital Management (“Tiburon”) (6.5% of Fund net assets†) is an event-driven strategy that invests across the market capitalization structure. During the first quarter, there were virtually no events in its portfolio and thus the strategy posted effectively flat returns. However, during the second quarter, Tiburon posted positive returns, profiting from the occurrence of events in a long position in Amarin, which received FDA patent approval; MAG Silver, where a released study on a meaningful silver mine and activism assisted; as well as hedges, which moderated downside, especially in May. These hedges included being short the euro and short French and Spanish sovereign bonds. Tiburon remained confident at the end of the semi-annual period about the occurrence of additional events during the second half of 2012, but remained cautious of the deleveraging macro environment.

The Fund’s long/short emerging markets exposure (49.6% of Fund net assets†) added significant value to its results during the semi-annual period, outperforming the iShares MSCI Emerging Markets Index Fund7 by a wide margin. Indeed, the Fund’s long/short emerging markets exposure was the strongest performing segment of the Fund for the semi-annual period as a whole. Emerging market equities performed particularly well during the first quarter, partly driven by a reflexive bounce from a weak end to 2011. But as the second quarter progressed, uncertainty heightened, particularly regarding the Eurozone and the euro. Fears of a hard landing in China combined with concerns over slowing demand from the developed world also weighed on emerging market equities, particularly in May. The Fund’s dedicated emerging markets positioning reflects our favorable outlook on the long-term growth prospects of the developing world and the ability to generate alpha, or added value, in the various emerging market regions.

Global Macro Strategy
The Marketfield Fund (“Marketfield”) (7.0% of Fund net assets†), a traditional discretionary macro fund managed by Michael Aronstein, uses a top-down, often at times contrarian, thematic investment approach. During the semi-annual period, Marketfield posted strong positive returns, as Mr. Aronstein was able not only to protect on the downside but also to capture most of the upside as well. Marketfield benefited, more specifically, from Mr. Aronstein’s bullish sentiment on the U.S. economy and preference for cyclically-oriented business models, especially during the first calendar quarter. However, Mr. Aronstein was earlier than most in expressing his concerns on the developing markets, and this view served as a detractor to performance as emerging markets continued their upward trajectory. At the end of the semi-annual period, Mr. Aronstein remained bearish on the emerging markets and had maintained Marketfield’s emphasis on cyclically-oriented business models within the U.S.

The Fund also had a global macro investment in the AC-Risk Parity 12 Vol Fund (6.1% of Fund net assets†) (“Risk Parity Fund”) through an open-end UCITS8 III structure. The Risk Parity Fund, managed by Aquila Capital, was another strong contributor to the Fund’s performance during the semi-annual period. Aquila Capital focuses on behavioral indicators to create a beta neutral portfolio using futures contracts on equities, energy commodities, bonds and short-term interest rates. Only partially offsetting Risk Parity Fund’s advance during the first quarter was performance during the second quarter when gains within its credit positioning were overwhelmed by losses from short equity positions. We reduced the Fund’s position in Risk Parity Fund toward the end of the semi-annual period.

Tactical Strategy
The Fund’s tactical, or opportunistic, strategy sleeve allows us to control portfolio risk and leverage our internal capabilities to add select investment opportunities where appropriate. We monitor risk at both the Fund and strategy level, and within the tactical sleeve, we will often hedge positions to control the overall risk to a particular segment of the market. During the first quarter, we implemented an active hedge against the Fund’s technology holdings to reduce exposure to the sector. While the hedge was initiated to reduce portfolio risk, it detracted from performance and led to a disappointing return for the tactical sleeve as the technology sector rallied. Such negative returns were only partially offset during the second quarter when notable gains came from long positions in gold equities, which we added to after a dismal first quarter that followed a weak 2011. Additionally, we continued to hold a short equity overlay against the Fund’s equity managers, and those hedges performed well with solid gains from the technology and financial short positions we had established. While the tactical strategy detracted from the Fund’s results during the semi-annual period, it remained a relatively small sleeve for the Fund, and it continued to be an effective tool to manage the beta and standard deviation targets of the Fund.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

As the Fund implements a fund-of-funds strategy, an investor in the Fund will bear the operating expenses of the “Underlying Funds” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Funds, and the returns may therefore be lower. The Fund, the Sub-Advisers and the Underlying Funds may use aggressive investment strategies, including absolute return strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified and investing in securities with low correlation to the market. The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs.

We appreciate your investment in the Van Eck VIP Multi-Manager Alternatives Fund, and we look forward to helping you meet your investment goals in the future.

Investment Committee:

Stephen H. Scott	Jan F. van Eck	Michael F. Mazier
Co-Portfolio Manager	Co-Portfolio Manager	Investment Committee Member

July 17, 2012

†	All Fund assets referenced are Total Net Assets as of June 30, 2012.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

2	S&P® 500 Index consists of 500 widely held common stocks, covering industrials, utility, financial and transportation sectors.

3

Beta is a measure of sensitivity to market movements. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

4

Alpha is a measure of an investment’s performance over and above the performance of other investments of the same risk. A stock with an alpha of 1.25 is projected to rise by an annual premium of 1.25% above its comparable benchmark index.

5

HFRX Equity Hedge Index is designed to be representative of equity hedge strategies used in the hedge fund universe. Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short.

6

Standard deviation is a measure of the variability, or volatility, of a security, derived from the security’s historical returns, and used in determining the range of possible future returns. The higher the standard deviation, the greater the potential for volatility.

7

iShares MSCI Emerging Markets Index Fund is an exchange traded fund that seeks to provide long-term capital growth by replicating, to the extent possible, the performance of the MSCI Emerging Markets Index, net of expenses. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index provided by MSCI that is designed to measure the equity market performance of emerging markets.

8	UCITS stands for “Undertakings for Collective Investment in Transferable Securities.”

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

FUND ALLOCATION BY STRATEGY*
(unaudited)

Investment Strategy	Implementation	2Q 2012	4Q 2011

Arbitrage		23.3	23.76
Blended Arbitrage	AQR Diversified Arbitrage Fund	6.23	6.32
Market Neutral	TFS Market Neutral Fund	7.11	7.04
Volatility Arbitrage	Structured Note	5.01	5.08
Volatility Arbitrage	Sub-Adviser: Acorn	4.99	5.32

Long/Short		49.6	47.34
Emerging Markets	ETFs, Other Securities	4.89	3.73
Event Driven	Sub-Adviser: Tiburon	6.47	6.45
Event Driven	Sub-Adviser: Coe	9.39	9.18
U.S. Equity	Sub-Adviser: Millrace	7.93	7.39
U.S. Equity	Sub-Adviser: Primary	5.54	5.37
Fixed Income	Sub-Adviser: Medley	9.65	9.76
Fixed Income	Loomis Sayles Bond Fund	5.73	5.46

Global Macro		13.0	17.25
Discretionary Macro	Marketfield Fund	6.99	5.66
Systematic Macro	UCITS III: Statistical Value	6.05	11.59

Tactical/Cash		14.1	11.65
Tactical Overlay	ETFs, Other Securities	3.16	3.01
Cash Equivalents	—	10.89	8.64

Total	—	100.00	100.00

As of June 30, 2012. Portfolio subject to change.
*	Percentage of net assets.

SECTOR WEIGHTING NET EXPOSURE**
(unaudited)

As of June 30, 2012. Portfolio subject to change.
**	Net exposure was calculated by adding long and short positions.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 to June 30, 2012.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Van Eck VIP Multi-Manager Alternatives Fund

		Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period January 1, 2012 – June 30, 2012

Initial Class*	Actual	$1,000.00	$1,006.10	$14.02
	Hypothetical**	$1,000.00	$1,010.89	$14.05

Class S***	Actual	$1,000.00	$985.00	$4.91
	Hypothetical**	$1,000.00	$1,003.38	$4.96

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2012), of 2.81% on Initial Class Shares multiplied by the average account value over the period, multiplied by 182 and divided by 366 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

***

Expenses are equal to the Fund’s annualized expense ratio (for the period from April 30, 2012 to June 30, 2012), of 2.97% on Class S Shares multiplied by the average account value over the period, multiplied by 61 and divided by 366 (to reflect the period from inception).

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
June 30, 2012 (unaudited)

Number of Shares		Value

COMMON STOCKS: 18.3%
Basic Materials: 1.7%
2,525	Argonaut Gold, Inc. (CAD) *	$19,047
2,400	Continental Gold Ltd. (CAD) *	15,535
390	Eldorado Gold Corp.	4,805
824	Eldorado Gold Corp. (CAD)	10,149
2,960	Fortuna Silver Mines, Inc. (CAD) *	10,118
350	Goldcorp, Inc.	13,153
1,326	MAG Silver Corp. *	11,536
1,035	New Gold, Inc. *	9,833
1,490	Osisko Mining Corp. (CAD) *	10,245
68	PPG Industries, Inc.	7,216
560	Tahoe Resources, Inc. *	7,778
128,999	Tiangong International Co. Ltd. (HKD) #	25,750
6,920	Volta Resources, Inc. (CAD) *	4,282
589	Wausau Paper Corp.	5,731

		155,178

Communications: 1.9%
2,824	Alcatel-Lucent (ADR) *	4,603
521	Bankrate, Inc. *	9,581
971	CalAmp Corp. *	7,117
1,648	Cbeyond, Inc. *	11,157
914	Ceragon Networks Ltd. *	7,833
1,421	Cincinnati Bell, Inc. *	5,286
32	Google, Inc. *	18,562
1,154	ICG Group, Inc. *	10,675
259	InterDigital, Inc.	7,643
1,774	Internap Network Services Corp. *	11,549
4,031	Lionbridge Technologies, Inc. *	12,698
130	News Corp.	2,898
407	Pandora Media, Inc. *	4,424
1,367	Perficient, Inc. *	15,351
2,895	RF Micro Devices, Inc. *	12,304
317	SPS Commerce, Inc. *	9,630
2,148	Support.com, Inc. *	6,852
1,240	Valuevision Media, Inc. *	2,579
392	Yahoo!, Inc. *	6,205

		166,947

Consumer, Cyclical: 2.7%
57	AFC Enterprises, Inc. *	1,319
373	Asbury Automotive Group, Inc. *	8,836
83	Barnes & Noble, Inc. *	1,366
164	Bob Evans Farms, Inc.	6,593
74	Cooper-Standard Holding, Inc. *	2,738
593	Crocs, Inc. *	9,577
417	CVS Caremark Corp.	19,486
240	Dufry A.G. * #	29,090
1,030	Kia Motors Corp. (KRW) #	67,887
126	Life Time Fitness, Inc. *	5,860
277	Marriott International, Inc.	10,858
137	MSC Industrial Direct Co.	8,980
87	Polaris Industries, Inc.	6,219
502	Select Comfort Corp. *	10,502
1,205	Sonic Corp. *	12,074
98	Starbucks Corp.	5,225

Number of Shares		Value

Consumer, Cyclical: (continued)
335	Titan Machinery, Inc. *	$10,174
463	Universal Entertainment Corp.	9,663
1,817	Wabash National Corp. *	12,029

		238,476

Consumer, Non-cyclical: 3.4%
84	Abbott Laboratories	5,415
1,295	Amarin Corp. Plc (ADR) *	18,726
136	Beam, Inc.	8,499
2,032	BioScrip, Inc. *	15,098
577	Cardiovascular Systems, Inc. *	5,649
88	Community Health Systems, Inc. *	2,467
129	Dean Foods Co. *	2,197
3,874	EnteroMedics, Inc. *	13,365
109	Gen-Probe, Inc. *	8,960
4,657	Guided Therapeutics, Inc. *	3,674
1,881	Healthways, Inc. *	15,010
244	Heartland Payment Systems, Inc.	7,340
1,243	IRIS International, Inc. *	14,046
192	Iron Mountain, Inc.	6,328
678	K12, Inc. *	15,797
54	Laboratory Corp. of America Holdings *	5,001
329	Lender Processing Services, Inc.	8,317
289	Medtox Scientific, Inc. *	7,791
155	Neogen Corp. *	7,161
652	On Assignment, Inc. *	10,406
84	PepsiCo, Inc.	5,935
352	Pfizer, Inc.	8,096
160	Philip Morris International, Inc.	13,962
1,345	Quanta Services, Inc. *	32,375
824	Solta Medical, Inc. *	2,414
1,376	Spectranetics Corp. *	15,714
79	The Andersons, Inc.	3,370
862	TMS International Corp. *	8,594
348	United Rentals, Inc. *	11,846
59	Universal Health Services, Inc.	2,546
147	Valeant Pharmaceuticals International, Inc. *	6,584
387	Volcano Corp. *	11,088

		303,771

Diversified: 0.3%
27,580	Noble Group Ltd. (SGD) #	24,644

Energy: 0.8%
1,761	Abraxas Petroleum Corp. *	5,618
23,360	Afren Plc (GBP) * #	37,973
211	BP Plc (ADR)	8,554
601	Energy Partners Ltd. *	10,157
118	Energy XXI Bermuda Ltd.	3,692
158	National Oilwell Varco, Inc.	10,182

		76,176

Financial: 1.4%
478	American International Group, Inc. *	15,339
833	Assured Guaranty Ltd.	11,745
3,660	BR Properties S.A.	43,187
393	Evoq Properties, Inc. *	1,169

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Financial: (continued)
435	JPMorgan Chase & Co.	$15,543
6,213	Kasikornbank PCL (NVDR) (THB) #	32,036
1,041	KeyCorp	8,057

		127,076

Industrial: 2.8%
184	Analogic Corp.	11,408
3	Aptargroup, Inc.	154
14,105	Arctic Glacier Income Fund *	2,920
736	Benchmark Electronics, Inc. *	10,267
255	Carlisle Cos, Inc.	13,520
244	Danaher Corp.	12,708
504	Dycom Industries, Inc. *	9,379
370	EMCOR Group, Inc.	10,293
29	FedEx Corp.	2,657
172	FEI Co. *	8,228
2,593	Flow International Corp. *	8,168
1,540	Heckmann Corp. *	5,205
126	Ingersoll-Rand Plc	5,315
531	Jabil Circuit, Inc.	10,795
293	Jacobs Engineering Group, Inc. *	11,093
267	Lennox International, Inc.	12,450
391	MasTec, Inc. *	5,881
318	Newport Corp. *	3,822
182	OSI Systems, Inc. *	11,528
155	Regal-Beloit Corp.	9,650
148	Roadrunner Transportation Systems, Inc. *	2,500
194	Robbins & Myers, Inc.	8,113
597	Spirit Aerosystems Holdings, Inc. *	14,227
26,993	Techtronic Industries Co. (HKD) #	34,273
396	Tetra Tech, Inc. *	10,328
322	Trex Co, Inc. *	9,689
184	Waste Connections, Inc.	5,505

		250,076

Technology: 3.3%
277	ACI Worldwide, Inc. *	12,246
605	Atmel Corp. *	4,054
1,627	AuthenTec, Inc. *	7,045
371	Cadence Design Systems, Inc. *	4,077
1,703	Callidus Software, Inc. *	8,481
309	Cavium, Inc. *	8,652
1,228	CDC Corp. *	5,686
60	Computer Programs & Systems, Inc.	3,433
1,362	Datalink Corp. *	13,007
1,769	FSI International, Inc. *	6,351
1,474	Glu Mobile, Inc. *	8,181
2,915	inContact, Inc. *	14,604
291	Mentor Graphics Corp. *	4,365
480	Monolithic Power Systems, Inc. *	9,538
425	Netscout Systems, Inc. *	9,176
2,064	O2Micro International Ltd. (ADR) *	9,102
582	Omnicell, Inc. *	8,520
832	Pericom Semiconductor Corp. *	7,488
1,018	PLX Technology, Inc. *	6,464
969	RealD, Inc. *	14,496
875	Rudolph Technologies, Inc. *	7,630
45	Samsung Electronics Co. Ltd. (KRW) #	47,654

Number of Shares		Value

Technology: (continued)
855	SciQuest, Inc. *	$15,356
240	Semtech Corp. *	5,837
804	Silicon Motion Technology Corp. (ADR) *	11,344
384	Skyworks Solutions, Inc. *	10,510
909	Super Micro Computer, Inc. *	14,417
11,056	Trident Microsystems, Inc. *	4,234
381	Ultratech, Inc. *	12,002
209	Veeco Instruments, Inc. *	7,181

		301,131

Total Common Stocks (Cost: $1,548,454) (a)		1,643,475

PREFERRED STOCK: 0.1% (Cost: $4,198) (a)
Financial: 0.1%
51	Citigroup, Inc.	4,364

Principal Amount

CONVERTIBLE BOND: 0.1% (Cost: $9,859) (a)
Industrial: 0.1%
$12,000	DryShips, Inc. 5.00%,12/01/14	8,790

CORPORATE BONDS: 5.6%

Basic Materials: 0.3%
	Catalyst Paper Corp.
50,000	11.00%,12/15/12 (c) 144A t	24,750

Communications: 2.2%
	Clear Channel Communications, Inc.
11,000	5.75%,01/15/13 (c)	10,959
11,000	11.00%,08/06/12 (c)	6,875
	Earthlink, Inc.
55,000	8.88%,05/15/15 (c)	53,831
	FiberTower Corp.
61,499	9.00%,01/01/16 (c)	37,668
	Integra Telecom Holdings, Inc.
30,000	10.75%,04/15/13 (c) 144A	29,400
	Nextel Communications, Inc.
5,000	6.88%,07/16/12 (c)	5,044
	Satmex Escrow S.A. de C.V.
50,000	9.50%,05/15/14 (c)	52,750

		196,527

Consumer, Cyclical: 1.9%
	Lions Gate Entertainment, Inc.
15,000	10.25%,11/01/13 (c) 144A	16,500
	Liz Claiborne, Inc.
70,000	10.50%,04/15/14 (c) 144A	78,225
	Mohegan Tribal Gaming Authority
8,000	11.00%,08/06/12 (c) Reg S	5,380
	Production Resource Group, Inc.
35,000	8.88%,05/01/14 (c)	26,600
	RadioShack Corp.
12,500	6.75%,05/15/19 (c)	9,344
	Shingle Springs Tribal Gaming Authority
9,000	9.38%,08/16/12 (c) Reg S	6,930

See Notes to Financial Statements

Principal Amount		Value

Consumer, Cyclical: (continued)
	The Bon-Ton Department Stores, Inc.
$ 11,000	10.25%,08/06/12 (c)	$9,350
	The River Rock Entertainment Authority
11,000	9.00%,11/01/15 (c)	7,315
432	9.75%,11/01/11 (c) t	287
	Tower Automotive Holdings USA LLC
15,000	10.63%,09/01/14 (c) 144A	15,975

		175,906

Energy: 0.5%
	Calumet Specialty Products Partners LP
12,500	9.38%,05/01/15 (c)	12,594
	Chesapeake Energy Corp.
11,000	6.78%,11/15/12 (c)	10,739
	Endeavour International Corp.
17,000	12.00%,03/01/15 (c) Reg S	17,765

		41,098

Financial: 0.3%
	CIT Group, Inc.
19,196	7.00%,08/06/12 (c) 144A	19,256
	MBIA Insurance Corp.
17,000	14.00%,01/15/13 (c) 144A	9,350
	MBIA Insurance Corp.
6,000	14.00%,01/15/13 (c) Reg S	3,240

		31,846

Industrial: 0.1%
	Heckmann Corp.
10,000	9.88%,04/15/15 (c) 144A	9,525

Technology: 0.2%
	SRA International, Inc.
14,000	11.00%,10/01/15 (c)	14,140

Utilities: 0.1%
	Energy Future Intermediate Holding Co. LLC
10,000	11.75%,03/01/17 (c) 144A	10,275

Total Corporate Bonds (Cost: $525,963) (a)		504,067

GOVERNMENT OBLIGATIONS: 1.6%
	United States Treasury Notes
40,000	2.00%,02/15/22	41,353
99,000	2.13%,08/15/21	104,074
500	3.63%,02/15/21	568

Total Government Obligations (Cost: $139,389) (a)		145,995

STRUCTURED NOTES: 5.0%
	Deutsche Bank A.G. London Branch, Alpha Overlay Securities
380,000	09/24/12 § (b)	376,998
57,000	02/08/13 § (b)	54,464
20,000	07/03/13 § (b)	19,304

Total Structured Notes (Cost: $456,068)		450,766

Number of Shares		Value

CLOSED-END FUND: 0.5% (Cost: $45,526)
5,050	Eaton Vance Tax-Managed Diversified Equity Income Fund	$45,804

EXCHANGE TRADED FUNDS: 2.1%
76	iShares Silver Trust *	2,025
3,670	Market Vectors Emerging Markets Local Currency Bond ETF ‡	93,805
2,000	Market Vectors Mortgage REIT Income ETF ‡	52,580
270	SPDR Gold Trust *	41,901

Total Exchange Traded Funds (Cost: $184,244) (a)		190,311

OPEN-END FUNDS: 32.7%
3,773	AC Risk Parity 12 Vol Fund * #	566,647
1,039	American Independence Funds Trust - Fusion Fund *	20,738
51,200	AQR Diversified Arbitrage Fund	560,643
35,332	Loomis Sayles Bond Fund	511,960
116	Luxcellence - Virtuoso Fund * # §	13,455
41,265	Marketfield Fund *	629,298
42,590	TFS Market Neutral Fund *	640,134

Total Open-End Funds (Cost: $2,761,609)		2,942,875

OPTIONS PURCHASED: 0.2%
1,000	S&P 500 Index Call ($1360, expiring 07/21/12)	19,000
500	SPDR S&P 500 ETF Trust Put ($131, expiring 06/22/13)	5

Total Options Purchased (Cost: $16,034)		19,005

MONEY MARKET FUND: 35.5% (Cost: $3,196,231)
3,196,231	AIM Treasury Portfolio - Institutional Class	3,196,231

Total Investments: 101.7% (Cost: $8,887,575)		9,151,683
Liabilities in excess of other assets: (1.7)%		(154,293)

NET ASSETS: 100.0%		$8,997,390

SECURITIES SOLD SHORT: (15.5)%

COMMON STOCKS: (4.6)%

Basic Materials: (0.2)%
(197)	A. Schulman, Inc.	(3,910)
(58)	Huntsman Corp.	(751)
(328)	Noranda Aluminum Holding Corp.	(2,611)
(510)	RPM International, Inc.	(13,872)

		(21,144)

Communications: (0.2)%
(631)	Dice Holdings, Inc. *	(5,925)
(86)	EZchip Semiconductor Ltd. *	(3,443)
(260)	LogMeIn, Inc. *	(7,935)
(249)	ValueClick, Inc. *	(4,081)

		(21,384)

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Consumer, Cyclical: (1.3)%
(129)	BJ’s Restaurants, Inc. *	$(4,902)
(36)	BorgWarner, Inc. *	(2,361)
(39)	Cinemark Holdings, Inc.	(891)
(154)	Copart, Inc. *	(3,648)
(38)	Darden Restaurants, Inc.	(1,924)
(171)	DTS, Inc. *	(4,460)
(322)	Herman Miller, Inc.	(5,963)
(469)	LKQ Corp. *	(15,665)
(296)	Maidenform Brands, Inc. *	(5,896)
(112)	McDonald’s Corp.	(9,915)
(437)	Mobile Mini, Inc. *	(6,293)
(56)	O’Reilly Automotive, Inc. *	(4,691)
(263)	PACCAR, Inc.	(10,307)
(129)	Red Robin Gourmet Burgers, Inc. *	(3,936)
(808)	Regal Entertainment Group	(11,118)
(112)	WESCO International, Inc. *	(6,446)
(73)	WW Grainger, Inc.	(13,960)

		(112,376)

Consumer, Non-cyclical: (0.5)%
(171)	Bio-Reference Labs, Inc. *	(4,494)
(242)	Bruker Corp. *	(3,221)
(191)	DENTSPLY International, Inc.	(7,222)
(88)	Peet’s Coffee & Tea, Inc. *	(5,284)
(50)	Quest Diagnostics, Inc.	(2,995)
(333)	The Procter & Gamble Co.	(20,396)
(19)	WD-40 Co.	(946)

		(44,558)

Energy: (0.0)%
(293)	Hercules Offshore, Inc. *	(1,037)

Financial: (0.1)%
(241)	The Progressive Corp.	(5,020)
(107)	Tower Group, Inc.	(2,233)

		(7,253)

Industrial: (1.2)%
(456)	Advanced Energy Industries, Inc. *	(6,120)
(3)	Aptargroup, Inc.	(153)
(234)	Arkansas Best Corp.	(2,948)
(149)	Boeing Co.	(11,071)
(194)	Brady Corp.	(5,337)
(30)	CH Robinson Worldwide, Inc.	(1,756)
(162)	Clean Harbors, Inc. *	(9,140)
(278)	Emerson Electric Co.	(12,949)
(500)	Fabrinet *	(6,275)
(342)	FARO Technologies, Inc. *	(14,391)
(222)	Graco, Inc.	(10,230)
(75)	HEICO Corp.	(2,964)
(152)	Middleby Corp. *	(15,141)
(246)	Molex, Inc.	(5,889)
(67)	Trimble Navigation Ltd. *	(3,083)
(110)	Zebra Technologies Corp. *	(3,780)

		(111,227)

Technology: (1.1)%
(189)	ARM Holdings Plc (ADR)	(4,496)
(253)	ASML Holding N.V.	(13,009)
(657)	Cypress Semiconductor Corp. *	(8,686)
(284)	Informatica Corp. *	(12,030)
(482)	Intel Corp.	(12,845)

Number of Shares		Value

Technology: (continued)
(162)	Interactive Intelligence Group, Inc. *	$(4,570)
(254)	JDA Software Group, Inc. *	(7,541)
(38)	MicroStrategy, Inc. *	(4,935)
(173)	Netscout Systems, Inc. *	(3,735)
(107)	Open Text Corp. *	(5,339)
(202)	Pegasystems, Inc.	(6,662)
(90)	SAP A.G. (ADR)	(5,342)
(164)	Silicon Laboratories, Inc. *	(6,216)

		(95,406)

Total Common Stocks (Proceeds: $(418,992))		(414,385)

REAL ESTATE INVESTMENT TRUST: (0.0)% (Proceeds: $(2,894))
Financial: (0.0)%
(117)	DuPont Fabros Technology, Inc.	(3,342)

Principal Amount

CORPORATE BONDS: (5.5)%
Basic Materials: (1.3)%
	Eastman Chemical Co.
$(20,000)	3.60%, 08/15/22	(20,441)
	EI du Pont de Nemours & Co.
(47,000)	4.25%, 04/01/21	(53,757)
	Sappi Papier Holding GmbH
(10,000)	7.75%, 07/15/17 144A	(10,163)
	United States Steel Corp.
(30,000)	7.38%, 04/01/20	(29,100)
(7,000)	7.50%, 03/15/22	(6,755)

		(120,216)

Communications: (1.7)%
	France Telecom S.A.
(60,000)	4.13%, 09/14/21	(62,899)
	Sprint Capital Corp.
(7,000)	8.75%, 03/15/32	(6,405)
	Sprint Nextel Corp.
(15,000)	8.38%,08/15/17	(15,450)
	Univision Communications, Inc.
(70,000)	8.50%, 05/15/21 144A	(70,875)

		(155,629)

Consumer, Cyclical: (0.9)%
	Allison Transmission, Inc.
(25,000)	7.13%, 05/15/19 144A	(26,187)
	Marina District Finance Co., Inc.
(54,350)	9.50%, 10/15/15	(52,991)

		(79,178)

Consumer, Non-cyclical: (0.2)%
	United Rentals North America, Inc.
(15,000)	8.38%, 09/15/20	(15,863)

Financial: (1.1)%
	Realogy Corp.
(72,500)	7.88%, 02/15/19 144A	(71,231)
	The Goldman Sachs Group, Inc.
(28,000)	5.75%, 01/24/22	(29,611)

		(100,842)

See Notes to Financial Statements

Principal Amount		Value

Technology: (0.3)%
	Lawson Software, Inc.
$(20,000)	9.38%, 04/01/19 144A	$(21,450)

Total Corporate Bonds (Proceeds: $(474,137))		(493,178)

GOVERNMENT OBLIGATIONS: 0.0% (Proceeds: $(506))
	United States Treasury Notes
(500)	3.63%, 02/15/21	(568)

Number of Shares

EXCHANGE TRADED FUNDS: (5.4)%
(64)	Consumer Discretionary Select Sector SPDR Fund	(2,802)
(191)	Consumer Staples Select Sector SPDR Fund	(6,641)
(141)	CurrencyShares Australian Dollar Trust	(14,460)
(222)	CurrencyShares Euro Trust	(27,945)
(836)	Direxion Daily Emerging Markets Bull 3X Shares	(65,319)
(580)	Direxion Daily Financial Bear 3X Shares *	(13,137)
(197)	Direxion Daily Financial Bull 3X Shares *	(17,590)
(748)	Direxion Daily Small Cap Bull 3X Shares *	(40,414)
(760)	Direxion Daily Technology Bull 3X Shares *	(36,754)
(222)	Energy Select Sector SPDR Fund	(14,734)
(58)	Health Care Select Sector SPDR Fund	(2,204)
(25)	Industrial Select Sector SPDR Fund	(892)

Number of Shares		Value

EXCHANGE TRADED FUNDS: (continued)
(1,720)	iPATH S&P 500 VIX Short-Term Futures ETN *	$(26,161)
(188)	iShares PHLX SOX Semiconductor Sector Index Fund	(9,836)
(278)	iShares Russell 2000 Growth Index Fund	(25,429)
(250)	iShares Russell 2000 Index Fund	(19,913)
(379)	iShares Russell Microcap Index Fund	(18,965)
(271)	iShares Silver Trust *	(7,222)
(275)	Market Vectors Gold Miners ETF ‡	(12,312)
(141)	Market Vectors Junior Gold Miners ETF ‡	(2,703)
(27)	Market Vectors Retail ETF ‡	(1,141)
(62)	Materials Select Sector SPDR Fund	(2,188)
(582)	SPDR S&P 500 ETF Trust	(79,309)
(82)	SPDR S&P MidCap 400 ETF Trust	(14,047)
(19)	SPDR S&P Retail ETF	(1,122)
(622)	Technology Select Sector SPDR Fund	(17,883)
(43)	Vanguard Small-Cap Growth ETF	(3,601)

Total Exchange Traded Funds (Proceeds: $(577,023))		(484,724)

Total Securities Sold Short (Proceeds: $(1,473,552))		$(1,396,197)

COVERED OPTIONS WRITTEN: (0.5)%
(1,000)	S&P 500 Index Call ($1,320, expiring 07/21/12)	(47,500)
(500)	SPDR S&P 500 ETF Trust Put ($127, expiring 06/22/13)	(5)

Total Covered Options Written (Premiums received: $(35,666))		$(47,505)

ADR	—	American Depositary Receipt
CAD	—	Canadian Dollar
GBP	—	British Pound
HKD	—	Hong Kong Dollar
KRW	—	Korean Won
NVDR	—	Non-Voting Depositary Receipt
SGD	—	Singapore Dollar
THB	—	Thai Baht

(a)	All or a portion of these securities are segregated for securities sold short and written options. Total value of the securities segregated, including cash on deposit with broker, is $3,275,095.
(b)	Issued with zero coupon at par. The security is linked to the performance of the Deutsche Bank Fed Funds Total Return Index and the Deutsche Bank Equity Mean Reservation Alpha Index.
(c)	Callable Security – the redemption date shown is when the security may be redeemed by the issuer.
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $879,409 which represents 9.8% of net assets.

§	Illiquid Security – the aggregate value of illiquid securities is $464,221 which represents 5.2% of net assets.
Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $13,350, or 0.1% of net assets.

t	Security in default

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

A summary of the Fund’s transactions in securities of affiliates for the period ended June 30, 2012 is set forth below:

Affiliates	Value 12/31/11	Purchases	Sales Proceeds	Gain (Loss)	Dividend Income	Value 06/30/12

Market Vectors Emerging Markets
Local Currency Bond ETF	$–	$90,844	$–	$–	$156	$93,805
Market Vectors Gold Miners ETF(1)	(33,430)	17,563	–	7,085	–	(12,312)
Market Vectors Junior Gold Miners ETF(1)	–	–	–	–	–	(2,703)
Market Vectors Mortgage REIT
Income ETF	–	50,454	–	–	1,254	52,580
Market Vectors Retail ETF(1)	–	–	1,106	–	–	(1,141)

	$(33,430)	$158,861	$1,106	$7,085	$1,410	$130,229

(1)	Represents short position at June 30, 2012.

The summary of inputs used to value the Fund’s investments as of June 30, 2012 is as follows:

Long positions	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Basic Materials	$129,428	$25,750	$–	$155,178
Communications	166,947	–	–	166,947
Consumer, Cyclical	141,499	96,977	–	238,476
Consumer, Non-cyclical	303,771	–	–	303,771
Diversified	–	24,644	–	24,644
Energy	38,203	37,973	–	76,176
Financial	95,040	32,036	–	127,076
Industrial	215,803	34,273	–	250,076
Technology	253,477	47,654	–	301,131
Preferred Stock*	4,364	–	–	4,364
Convertible Bond*	–	8,790	–	8,790
Corporate Bonds*	–	504,067	–	504,067
Government Obligations	–	145,995	–	145,995
Structured Notes	–	450,766	–	450,766
Closed-End Fund	45,804	–	–	45,804
Exchange Traded Funds	190,311	–	–	190,311
Open-End Funds	2,362,773	580,102	–	2,942,875
Options Purchased	19,005	–	–	19,005
Money Market Fund	3,196,231	–	–	3,196,231

Total	$7,162,656	$1,989,027	$–	$9,151,683

Short positions	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks*	$(414,385)	$–	$–	$(414,385)
Real Estate Investment Trust*	(3,342)	–	–	(3,342)
Corporate Bonds*	–	(493,178)	–	(493,178)
Government Obligations	–	(568)	–	(568)
Exchange Traded Funds	(484,724)	–	–	(484,724)

Total	$(902,451)	$(493,746)	$–	$(1,396,197)

Other Financial Instruments, net**	$(47,505)	$–	$–	$(47,505)

*	See Schedule of Investments for security type and industry sector breakouts.
**	Other financial instruments include written options.

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2012 (unaudited)

Assets:
Investments at value:
Unaffiliated issuers (Cost $8,746,277)	$9,005,298
Affiliated issuers (Cost $141,298)	146,385
Deposits with broker for securities sold short	1,279,682
Foreign currency (Cost $163)	162
Receivables:
Investments sold	141,130
Shares of beneficial interest sold	19,695
Dividends and interest	13,129
Foreign tax reclaim	34

Total assets	10,605,515

Liabilities:
Securities sold short – Unaffiliated (proceeds $1,451,673)	1,380,041
Securities sold short – Affiliated (proceeds $21,879)	16,156
Written options, at value (premiums received $35,666)	47,505
Payables:
Dividends on securities sold short	819
Investments purchased	151,383
Shares of beneficial interest redeemed	285
Due to Adviser	580
Due to custodian	11
Due to Distributor	4,079
Deferred Trustee fees	1,631
Accrued expenses	5,635

Total liabilities	1,608,125

NET ASSETS	$8,997,390

Initial Class Shares:
Net Assets	$8,972,752

Shares of beneficial interest outstanding	913,381

Net asset value, redemption and offering price per share	$9.82

Class S Shares:
Net Assets	$24,638

Shares of beneficial interest outstanding	2,507

Net asset value, redemption and offering price per share	$9.83

Net Assets consist of:
Aggregate paid in capital	$8,920,499
Net unrealized appreciation	329,215
Accumulated net investment loss	(180,119)
Accumulated net realized loss	(72,205)

$8,997,390

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2012

Income:
Dividends (net of foreign taxes withheld of $332)		$24,188
Dividends from affiliates		1,410
Interest		15,831

Total income		41,429

Expenses:
Management fees	$69,332
Dividends on securities sold short	10,141
Distribution fees – Initial Class Shares	4,074
Distribution fees – Class S Shares	10
Transfer agent fees – Initial Class Shares	7,773
Transfer agent fees – Class S Shares	2,745
Custodian fees	30,896
Professional fees	15,594
Reports to shareholders	15,550
Insurance	31
Trustees’ fees and expenses	1,322
Interest on securities sold short	19,931
Other	2,832

Total expenses	180,231
Waiver of management fees	(51,749)

Net expenses		(128,482)

Net investment loss		(87,053)

Net realized gain (loss) on:
Investments (net of foreign taxes of $1,313)		212,065
Securities sold short – unaffiliated issuers		(175,917)
Securities sold short – affiliated issuers		7,621
Foreign currency transactions and foreign denominated assets and liabilities		(2,527)
Options purchased		(43,437)
Written options		18,182

Net realized gain		15,987

Change in net unrealized appreciation (depreciation) on:
Investments, options purchased and written options (net of foreign taxes of $278)		118,795
Securities sold short – unaffiliated issuers		(676)
Securities sold short – affiliated issuers		(3,570)
Foreign currency transactions and foreign denominated assets and liabilities		666

Change in net unrealized appreciation		115,215

Net Increase in Net Assets Resulting from Operations		$44,149

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2012	Year Ended December 31, 2011

	(unaudited)

Operations:
Net investment loss	$(87,053)	$(152,252)
Net realized gain	15,987	27,052
Net change in unrealized appreciation (depreciation)	115,215	(83,686)

Net increase (decrease) in net assets resulting from operations	44,149	(208,886)

Dividends and Distributions to shareholders from:
Net investment income
Initial Class Shares	—	(66,671)

Net realized gains
Initial Class Shares	—	(41,670)

Total dividends and distributions	—	(108,341)

Share transactions*:
Proceeds from sale of shares
Initial Class Shares	1,431,786	3,719,148
Class S Shares†	25,025	—

	1,456,811	3,719,148

Reinvestment of dividends and distributions
Initial Class Shares	—	108,341

Cost of shares redeemed
Initial Class Shares	(1,482,568)	(2,173,340)

Net increase (decrease) in net assets resulting from share transactions	(25,757)	1,654,149

Total increase in net assets	18,392	1,336,922

Net Assets:
Beginning of period	8,978,998	7,642,076

End of period (including accumulated net investment loss of ($180,119) and ($93,066), respectively)	$8,997,390	$8,978,998

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

Initial Class Shares:
Shares sold	143,865	376,796
Shares reinvested	—	10,867
Shares redeemed	(150,668)	(221,957)

Net increase (decrease)	(6,803)	165,706

Class S Shares:†
Shares sold	2,507

Net increase	2,507

†	Inception date of Class S was April 30, 2012.

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Initial Class Shares

	For the Six Months Ended June 30, 2012
			Year Ended December 31,

			2011	2010	2009	2008	2007

	(unaudited)
Net asset value, beginning of period	$9.76		$10.13	$9.64	$9.01	$10.73	$10.63

Income from investment operations:
Net investment loss	(0.10)		(0.15)	(0.10)	(0.01)	— (b)	(0.06)
Net realized and unrealized gain (loss) on investments	0.16		(0.07)	0.59	1.19	(1.39)	0.52

Total from investment operations	0.06		(0.22)	0.49	1.18	(1.39)	0.46

Less dividends from:
Net investment income	—		(0.09)	—	(0.02)	(0.01)	(0.08)
Net realized gains	—		(0.06)	—	(0.53)	(0.32)	(0.28)

Total dividends	—		(0.15)	—	(0.55)	(0.33)	(0.36)

Net asset value, end of period	$9.82		$9.76	$10.13	$9.64	$9.01	$10.73

Total return (a)	0.61	%(c)	(2.27)%	5.08%	13.75%	(13.26)%	4.35%

Ratios/Supplemental Data
Net Assets, end of period (000’s)	$8,973		$8,979	$7,642	$7,631	$6,179	$7,468
Ratio of gross expenses to average net assets (d)	3.88	%(e)	3.98%	4.54%	4.64%	4.73%	5.32%
Ratio of net expenses to average net assets (d)	2.81	%(e)	2.38%	2.46%	2.56%	3.24%	4.13%
Ratio of net expenses, excluding interest on securities sold short and interest expense, to average net assets (d)	2.15	%(e)	2.14%	2.15%	2.09%	2.14%	2.50%
Ratio of net investment income (loss) to average net assets (d)	(1.90	)%(e)	(1.84)%	(1.04)%	(0.14)%	0.02%	(0.50)%
Portfolio turnover rate	81	%(c)	247%	334%	220%	240%	207%

	Class S Shares

	For the Period April 30, 2012(f) through June 30, 2012

	(unaudited)
Net asset value, beginning of period	$9.98

Income from investment operations:
Net investment loss	(0.03)
Net realized and unrealized loss on investments	(0.12)

Total from investment operations	(0.15)

Net asset value, end of period	$9.83

Total return (a)	(1.50	)%(c)

Ratios/Supplemental Data
Net Assets, end of period (000’s)	$25
Ratio of gross expenses to average net assets (d)	4.34	%(e)
Ratio of net expenses to average net assets (d)	2.97	%(e)
Ratio of net expenses, excluding interest on securities sold short and interest expense, to average net assets (d)	2.40	%(e)
Ratio of net investment loss to average net assets (d)	(1.80	)%(e)
Portfolio turnover rate	81	%(c)

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share.
(c)	Not annualized.
(d)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying funds.
(e)	Annualized.
(f)	Commencement of operations.

See Notes to Financial Statements

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS
June 30, 2012 (unaudited)

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Multi-Manager Alternatives Fund (the “Fund”) is a non-diversified series of the Trust and seeks to achieve consistent absolute (positive) returns in various market cycles. The Fund offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are identical except Class S Shares are subject to a distribution fee. Class S shares commenced operations on April 30, 2012.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Standard Time) but after the close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Bonds and notes are fair valued using a pricing service which utilizes models that incorporate observable data such as sales of similar securities, broker quotes, yields, bids, offers and reference data and are categorized as Level 2 in the fair value hierarchy. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Open-end mutual fund investments (including money market funds) are valued at their closing net asset value each business day and are categorized as Level 1 in the fair value hierarchy. Futures are valued using the closing price reported at the close of the respective exchange and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not readily available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assumes the financial instrument were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

	Level 1 —	Quoted prices in active markets for identical securities.

	Level 2 —	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

	Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS
June 30, 2012 (continued)

A summary of the inputs and the levels used to value the Fund’s investments as well as a table that reconciles the valuation of the Fund’s Level 3 investments, if applicable, is located in the Schedule of Investments.

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.

Securities Sold Short—A short sale occurs when a Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily in accordance with the fair value methodology described in Note 2A. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends and interest on short sales are recorded as an expense by the Fund on the ex-dividend date or interest payment date, respectively. Cash as collected is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its short positions. Securities sold short at June 30, 2012, are reflected in the Schedule of Investments.

E.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

F.

Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

G.

Structured Notes—The Fund may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risks that the issuer of the structured notes may fail to perform its contractual obligations. Structured notes at June 30, 2012, are reflected in the Schedule of Investments.

H.

Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Schedule of Investments.

At June 30, 2012, the Fund had the following derivatives (not designated as hedging instruments under GAAP):

Liability derivatives

Equity risk

Written options[1]	$47,505

[1]	Statement of Assets and Liabilities location: Written options, at value

The impact of transactions in derivative instruments, during the period ended June 30, 2012, were as follows:

Equity risk

Realized gain:
Written options[2]	$18,182
Change in unrealized appreciation:
Written options[3]	9,785

[2]	Statement of Operations location: Net realized gain on written options
[3]	Statement of Operations location: Change in net unrealized appreciation on investments, options purchased and written options

Option Contracts—The Fund are subject to equity price risk, interest rate risk and commodity price risk in the normal course of pursuing their investment objectives. The Fund may invest in call and put options on securities, currencies and commodities to gain exposure to or hedge against changes in the value of equities, interest rates, or commodities. Call and put options gives the Fund the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options in order to gain exposure or to protect against changes in the markets or in an attempt to enhance income or gains. As a writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a realized gain on the Statement of Operations. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. The Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its put option positions. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. Transactions in put and call options written during the period ended June 30, 2012 were as follows:

	Number of Contracts	Premiums

Options outstanding at December 31, 2011	(12)	$(58,776)
Options opened	—	—
Options written	(39)	(73,392)
Options exercised	—	—
Options expired	10	1,414
Options closed	26	95,088

Options outstanding at June 30, 2012	(15)	$(35,666)

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) on forward foreign currency contracts and foreign currency transactions. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts during the period ended June 30, 2012.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS
June 30, 2012 (continued)

Futures Contracts—The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts. The Fund may engage in these transactions to seek performance that corresponds to the Index and in managing cash flows. A futures contract is an agreement between two parties to buy or sell a specified instrument at a set price on a future date. Realized gains and losses from futures contracts are reported separately. For the period ended June 30, 2012, the Fund had no outstanding futures contracts.

I.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments is accrued by the Fund and decreases the unrealized gain on investments.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 2.50% of the Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2013, to voluntarily waive or limit management fees and/or assume expenses (excluding acquired fund fees and expenses, interest expense, dividends on securities sold short, taxes and extraordinary expenses) exceeding 2.15% of average daily net assets for Initial Class Shares and 2.40% for Class S Shares. In addition, the Adviser has agreed to waive its management fee with respect to any portion of the Fund’s assets invested directly by the Adviser in an Underlying Fund (Exchange Traded Funds or Open-End Funds) excluding money market funds. For the period ended June 30, 2012, the Adviser waived management fees in the amount of $9,695 related to the overall expense waiver and $42,054 related to the Underlying Fund waiver. The Adviser offsets the management fees it charges the Fund by the amount it collects as a management fee from an Underlying Fund managed by the Adviser, as a result of an investment of the Fund’s assets by a sub-adviser in such Underlying Fund. For the period ended June 30, 2012, the Adviser reduced management fees charged by $87 due to such sub-adviser investments. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

As of June 30, 2012, the Fund had six sub-advisers, Acorn Derivatives Management Corp., Coe Capital Management, LLC, Millrace Asset Group, Inc., Primary Funds, LLC, Medley Credit Strategies, LLC and Tiburon Capital Management. The Adviser directly paid sub-advisory fees to the sub-advisers at a rate of 1.00% of the portion of the average daily net assets of the Fund managed by each of the sub-advisers.

Note 4—Investments—For the period ended June 30, 2012, the cost of purchases and proceeds from sales of investments-other than U.S. government securities and short-term obligations aggregated $3,821,220 and $3,018,262, respectively. Proceeds of short sales and the cost of purchases of short sale covers aggregated $4,920,405 and $2,254,075, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2012 was $9,069,054 and net unrealized appreciation aggregated $82,629 of which $412,194 related to appreciated securities and $329,565 related to depreciated securities.

The tax character of dividends and distributions paid to shareholders were as follows:

Year Ended December 31, 2011

Ordinary income	$63,389
Long-Term capital gains	44,952

Total	$108,341

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

During the year ended December 31, 2011, the Fund incurred $229 of capital loss carryforwards which have no expiration date.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (tax years ended December 31, 2008-2011), or expected to be taken in the Fund’s current tax year. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Note 6—Concentration of Risk—The Fund may invest in debt securities which are rated as below investment grade by rating agencies. Such securities involve more risk of default than do higher rated securities and are subject to greater price variability.

At June 30, 2012, Van Eck Securities Corp. owns approximately 17% of the Initial Class Shares and 100% of the Class S Shares outstanding shares of beneficial interest. Additionally, the aggregate shareholder accounts of four insurance companies own approximately 28%, 22%, 17% and 14% of Initial Class Shares of the outstanding shares of beneficial interest.

Note 7—Bank Line of Credit—The Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $20 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. The VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. At June 30, 2012, the Fund had no outstanding borrowings under the Facility.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the period ended June 30, 2012, there were no offsets of custodial fees.

Note 10—Recent Accounting Pronouncements—In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities, which requires an entity to make additional disclosures about offsetting assets and liabilities and related arrangements. The new guidance seeks to enhance disclosures by requiring improved information about financial instruments and derivatives instruments that are either (1) offset in according with GAAP, or (2) subject to enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with GAAP. The new guidance is effective for periods beginning on or after January 1, 2013. Management is currently evaluating the implications of this change and its impact on the Fund’s financial statements.

Note 11—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND (“THE FUND”)

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually, by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act, cast in person at a meeting called for the purpose of considering such approval. On June 29, 2012, the Board of Trustees (the “Board”) of Van Eck VIP Trust (the “Trust”), which is comprised exclusively of trustees who are not “interested persons” of the Trust, voted to approve continuation of the existing advisory and sub-advisory agreements for the Fund. Information regarding the material factors considered and related conclusions of the Board in approving continuation of the agreements for the Fund is set forth below.

In considering the renewal of the Fund’s existing investment advisory agreement and certain of the Fund’s existing sub-advisory agreements, the Board reviewed and considered information that had been provided by Van Eck Associates Corporation (the “Adviser”) and the relevant sub-advisers, which consisted of the following: Acorn Derivatives Management Corp. (“Acorn”), Coe Capital Management, LLC (“Coe”), Dix Hills Partners, LLC (“Dix Hills”), Martingale Asset Management, L.P. (“Martingale”), Medley Credit Strategies LLC (“Medley”), Millrace Asset Group, Inc. (“Millrace”), PanAgora Asset Management LLC (“PanAgora”), Primary Funds LLC (“Primary”) and Tiburon Capital Management, LLC (“Tiburon” and, collectively with Acorn, Coe, Dix Hills, Martingale, Medley, Millrace, PanAgora and Primary, the “Sub-Advisers”). Such information had been provided throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser and the Existing Sub-Advisers for the meetings of the Board held on May 25, 2012 and June 28 and 29, 2012 to specifically consider the renewal of the Fund’s investment advisory and sub-advisory agreements. This information included, among other things, the following:

▪	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

▪	The Adviser’s consolidated financial statements for the past three fiscal years;

▪	A description of the advisory and sub-advisory agreements with the Fund, their terms and the services provided thereunder;

▪	Information regarding each Sub-Adviser’s organization, personnel, investment strategies and key compliance procedures;

▪

Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Fund, and reports regarding a variety of compliance-related issues;

▪

A report prepared by an independent consultant comparing the Fund’s investment performance with respect to a representative class of shares of the Fund (including standard deviations and Sharpe ratios) for the one-, three- and five-year periods ended March 31, 2012 with those of (i) a universe of funds selected by the independent consultant with similar portfolio holding characteristics and the same share class and operational characteristics as the Fund (the “Category”) and (ii) a sub-group of funds selected from the Category by the independent consultant with similar investment style, expense structure and asset size as the Fund (the “Peer Group”);

▪

A report prepared by an independent consultant comparing the advisory fees and other expenses with respect to a representative class of shares of the Fund during its fiscal year ended December 31, 2011 with those of (i) the Category and (ii) the Peer Group;

▪

Additional comparative information prepared by the Adviser concerning the performance and fees and expenses of the Fund and of relevant peer funds with a management structure and investment strategies and techniques comparable to those of the Fund;

▪	Information regarding the performance results of the Fund’s sub-advisers in managing their respective portions of the Fund’s assets;

▪	An analysis of the profitability of the Adviser with respect to the services it provides to the Fund and the Van Eck complex of mutual funds as a whole;

▪	Information with respect to the brokerage practices of the Adviser and each Sub-Adviser, including the benefits received from research acquired with soft dollars, if any; and

▪	Other information provided by the Adviser and each Sub-Adviser in response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory and sub-advisory agreements, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management services provided by the Sub-Advisers; (2) the capabilities and background of the Sub-Advisers’ investment personnel, and the overall capabilities, experience, resources and strengths of each Sub-Adviser and its affiliates in managing investment companies and other accounts utilizing similar investment strategies; (3) the quality, nature, cost and character of the administrative and other services provided by the Adviser and its affiliates, including its services in overseeing the services provided by each Sub-Adviser; (4) the quality, nature and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (5) the terms of the advisory and sub-advisory agreements and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein; (6) the profits, if any, realized by the Adviser from managing the Fund, in light of the services rendered and the costs associated with providing such services; (7) the Adviser’s willingness to reduce the cost of the Fund to shareholders from time to time by means of waiving a portion of its advisory fees or paying expenses of the Fund or by reducing fees from time to time; (8) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (9) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (10) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission; (11) the Adviser’s record of compliance with its policies and procedures; and (12) the ability of the Adviser and each Sub-Adviser to attract and retain quality professional personnel to perform a variety of investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including exchange-traded funds, hedge funds and separate accounts. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the advisory fee and expense ratio data described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is for periods on an annualized basis ended March 31,2012, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2011.

In evaluating the investment performance of the Fund, the Board noted that while the Fund’s annualized returns had underperformed those of its Category and Peer Group medians for the one-year period, the Fund’s annualized returns had outperformed those of its Category and Peer Group medians over the three-year period and outperformed those of its Category median and were equal to those of its Peer Group median over the five-year period. The Board concluded that the performance of the Fund is satisfactory. When considering the fees and expenses of the Fund, the Board noted that the advisory fee and the Fund’s total expense ratio, net of waivers or reimbursements, were higher than the median advisory fees and median expense ratios for its Category and Peer Group. The Board also noted that there are very few other mutual funds that pursue similar investment objectives utilizing alternative investment strategies in a multi-manager structure, and that the Adviser has agreed to waive or to reimburse expenses through April 2013 to the extent necessary to maintain an agreed upon expense ratio. The Board concluded that the management fee charged to the Fund for advisory, sub-advisory and related services is reasonable.

The Board noted that the Fund commenced its operations on May 1, 2003, and that the Adviser has not realized any profits with respect to the Fund since its commencement, and may not realize profits in the coming year. In view of the small asset size of the Fund and the fact that none of the Sub-Advisers is affiliated with the Adviser, the Board concluded that the profitability of the Sub-Advisers was not a relevant factor in its renewal deliberations regarding the Sub-Advisers. Similarly, the Board concluded that the Fund does not have sufficient assets for the Adviser or any Sub-Adviser to realize economies of scale for the foreseeable future, and, therefore, that the implementation of breakpoints for the Fund would not be warranted at this time.

The Board concluded that each of the Sub-Advisers continues to be qualified to manage the Fund’s assets in accordance with its respective investment objectives and policies, has an investment strategy that is appropriate for pursuing the Fund’s investment objectives, and has strategies that are complementary in pursuing the Fund’s investment objective.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND (“THE FUND”)

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS (continued)

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreement and each sub-advisory agreement, including its fee structure (described herein), is in the interests of shareholders, and accordingly, the Board approved the continuation of the investment advisory agreement and each sub-advisory agreement for an additional one-year period.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND (“THE FUND”)

APPROVAL OF NEW SUB-ADVISORY AGREEMENT

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment advisers will be entered into only if it is approved, and will continue in effect from year to year, after an initial two-year period, only if its continuance is approved at least annually, by a board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act, cast in person at a meeting called for the purpose of considering such approval.

At an in-person meeting held on June 28-29, 2012 (the “Meeting”), the Board of Trustees of the Fund (the “Board”), which is comprised exclusively of trustees who are not “interested persons” of the Fund as defined in the 1940 Act, considered authorizing the Adviser to enter into a new sub-advisory agreement with respect to the Fund, for an initial two-year term with RiverPark Advisors, LLC, to serve as a sub-adviser for the Fund (the “New Sub-adviser”).

The Board reviewed and considered information that had been provided throughout the year at regular Board meetings as well as information prepared specifically in connection with the Board’s deliberations with respect to the approval of the proposed sub-advisory arrangement for the Fund. This information included, among other things, information about the Adviser’s short-term and long-term business plans with respect to the Fund; a description of the proposed sub-advisory agreement, its terms, and the services to be provided and fees to be paid thereunder; and information regarding the New Sub-adviser’s organization, personnel, investment processes and strategies, and key compliance procedures.

In considering whether to approve a sub-advisory agreement with the New Sub-adviser, the Board evaluated the following factors: (1) the nature, extent and quality of the services to be provided by the New Sub-adviser; (2) the capabilities and background of the New Sub-adviser’s investment personnel, and the overall capabilities, experience, resources and strengths of the New Sub-adviser in managing other accounts utilizing similar investment strategies; (3) the terms of the sub-advisory agreement with the New Sub-adviser and the reasonableness and appropriateness of the particular fee to be paid for the services described therein; (4) the willingness and ability of the New Sub-adviser to implement its investment strategy for the Fund with a small amount of assets at the inception of the sub-advisory relationship; (5) the scalability of the New Sub-adviser’s processes and procedures over time; and (6) the Fund’s structure and the manner in which the New Sub-adviser’s investment strategy will assist the Fund in pursuing its investment objectives. The Board also met with representatives from the New Sub-adviser.

In considering the proposal to approve a sub-advisory agreement with the New Sub-adviser, the Board noted that, combined, the members of the New Sub-adviser’s portfolio management team have over fifty years of experience in the securities industry. The Board also considered the importance to the Fund of having access to investment advisers with experience running certain types of investment strategies and the relatively small number of investment advisers available to the Fund with experience in deploying these investment strategies, e.g. the New Sub-adviser is experienced in long/short equity strategies.

The Board concluded that the New Sub-adviser is qualified to manage a portion of the Fund’s assets in accordance with its investment objectives and policies, that the New Sub-adviser’s investment strategy is appropriate for pursuing the Fund’s investment objectives, and that such strategy would be complementary to the investment strategies employed by the Fund’s other sub-advisers. The Board also concluded that the fees payable to the New Sub-adviser for its services are reasonable.

In view of the anticipated size of the Fund and the fact that the New Sub-adviser is not affiliated with the Adviser, the Board did not consider the profitability of the New Sub-adviser to be relevant to its consideration of the sub-advisory agreement.

The Board did not consider any single factor as controlling in determining whether or not to enter into the sub-advisory agreement with the New Sub-adviser. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that entering into the sub-advisory agreement, including the fee structure, is in the interests of shareholders, and accordingly, the Board approved entering into the sub-advisory agreement with the New Sub-adviser.

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation 335 Madison Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.544.4653

vaneck.com

VIPMMASAR

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck VIP Multi-Manager Alternatives Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act)
     provide reasonable assurances that material information relating to the
     Van Eck VIP Multi-Manager Alternatives Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK VIP TRUST - VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

By (Signature and Title) /s/ John J. Crimmins, VP & CFO
                         -------------------------------
Date  September 4, 2012
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date   September 4, 2012
     --------------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                         ----------------------------------------

Date   September 4, 2012
     --------------------